EXHIBIT 10.2

                          LOAN AND SECURITY AGREEMENT


                                 BY AND BETWEEN

                             INSIGHTFUL CORPORATION

                                       AND

                               SILICON VALLEY BANK

                                 MARCH 29, 2002

                                TABLE OF CONTENTS

                                                                PAGE

1.   ACCOUNTING AND OTHER TERMS . . . . . . . . . . . . . . . .   1

2.   LOAN AND TERMS OF PAYMENT. . . . . . . . . . . . . . . . .   1

     2.1     Promise to Pay.. . . . . . . . . . . . . . . . . .   1

     2.2     Overadvances . . . . . . . . . . . . . . . . . . .   3

     2.3     Interest Rate, Payments. . . . . . . . . . . . . .   4

     2.4     Fees . . . . . . . . . . . . . . . . . . . . . . .   4

3.   CONDITIONS OF LOANS. . . . . . . . . . . . . . . . . . . .   5

     3.1     Conditions Precedent to Initial Credit Extension..   5

     3.2     Conditions Precedent to all Credit Extensions. . .   5

4.   CREATION OF SECURITY INTEREST. . . . . . . . . . . . . . .   5

     4.1     Grant of Security Interest . . . . . . . . . . . .   5

5.   REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . .   6

     5.1     Due Organization and Authorization . . . . . . . .   6

     5.2     Collateral . . . . . . . . . . . . . . . . . . . .   6

     5.3     Litigation . . . . . . . . . . . . . . . . . . . .   6

     5.4     No Material Adverse Change in Financial Statements   7

     5.5     Solvency . . . . . . . . . . . . . . . . . . . . .   7

     5.6     Regulatory Compliance. . . . . . . . . . . . . . .   7

     5.7     Subsidiaries . . . . . . . . . . . . . . . . . . .   7

     5.8     Full Disclosure. . . . . . . . . . . . . . . . . .   7

6.   AFFIRMATIVE COVENANTS. . . . . . . . . . . . . . . . . . .   8

     6.1     Government Compliance. . . . . . . . . . . . . . .   8

     6.2     Financial Statements, Reports, Certificates. . . .   8

     6.3     Inventory; Returns . . . . . . . . . . . . . . . .   9

     6.4     Taxes. . . . . . . . . . . . . . . . . . . . . . .   9

     6.5     Insurance. . . . . . . . . . . . . . . . . . . . .   9

     6.6     Primary Accounts . . . . . . . . . . . . . . . . .   9

     6.7     Financial Covenants. . . . . . . . . . . . . . . .   9

     6.8     Registration of Intellectual Property Rights . . .  10

     6.9     Further Assurances . . . . . . . . . . . . . . . .  10


                                TABLE OF CONTENTS

                                                                PAGE

7.   NEGATIVE COVENANTS . . . . . . . . . . . . . . . . . . . .  10

     7.1     Dispositions . . . . . . . . . . . . . . . . . . .  10

     7.2     Changes in Business, Control or Business Locations  10

     7.3     Mergers, Acquisitions, or Reincorporations . . . .  10

     7.4     Indebtedness . . . . . . . . . . . . . . . . . . .  11

     7.5     Encumbrance. . . . . . . . . . . . . . . . . . . .  11

     7.6     Distributions; Investments . . . . . . . . . . . .  11

     7.7     Transactions with Affiliates . . . . . . . . . . .  11

     7.8     Subordinated Debt. . . . . . . . . . . . . . . . .  11

     7.9     Compliance . . . . . . . . . . . . . . . . . . . .  11

8.   EVENTS OF DEFAULT. . . . . . . . . . . . . . . . . . . . .  12

     8.1     Payment Default. . . . . . . . . . . . . . . . . .  12

     8.2     Covenant Default . . . . . . . . . . . . . . . . .  12

     8.3     Material Adverse Change. . . . . . . . . . . . . .  12

     8.4     Attachment . . . . . . . . . . . . . . . . . . . .  12

     8.5     Insolvency . . . . . . . . . . . . . . . . . . . .  12

     8.6     Other Agreements . . . . . . . . . . . . . . . . .  13

     8.7     Judgments. . . . . . . . . . . . . . . . . . . . .  13

     8.8     Misrepresentations . . . . . . . . . . . . . . . .  13

     8.9     Guaranty . . . . . . . . . . . . . . . . . . . . .  13

9.   BANK'S RIGHTS AND REMEDIES . . . . . . . . . . . . . . . .  13

     9.1     Rights and Remedies. . . . . . . . . . . . . . . .  13

     9.2     Power of Attorney. . . . . . . . . . . . . . . . .  14

     9.3     Accounts Collection. . . . . . . . . . . . . . . .  14

     9.4     Bank Expenses. . . . . . . . . . . . . . . . . . .  14

     9.5     Bank's Liability for Collateral. . . . . . . . . .  15

     9.6     Remedies Cumulative. . . . . . . . . . . . . . . .  15

     9.7     Demand Waiver. . . . . . . . . . . . . . . . . . .  15

10.  NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . .  15

11.  CHOICE OF LAW, VENUE AND JURY TRIAL WAIVER . . . . . . . .  15


                                TABLE OF CONTENTS

                                                                PAGE

12.  GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . .  16

     12.1     Successors and Assigns. . . . . . . . . . . . . .  16

     12.2     Indemnification . . . . . . . . . . . . . . . . .  16

     12.3     Time of Essence . . . . . . . . . . . . . . . . .  16

     12.4     Severability of Provision . . . . . . . . . . . .  16

     12.5     Amendments in Writing, Integration. . . . . . . .  16

     12.6     Counterparts. . . . . . . . . . . . . . . . . . .  16

     12.7     Survival. . . . . . . . . . . . . . . . . . . . .  17

     12.8     Confidentiality . . . . . . . . . . . . . . . . .  17

     12.9     Attorneys' Fees, Costs and Expenses . . . . . . .  17

     12.10     ORAL AGREEMENTS UNENFORCABLE . . . . . . . . . .  17

13.  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . .  17

     13.1     Definitions . . . . . . . . . . . . . . . . . . .  17

     THIS LOAN AND SECURITY AGREEMENT, dated March 29, 2002, between SILICON VALLEY BANK ("BANK"), whose address is 3003 Tasman Drive, Santa Clara, California, 95054 and INSIGHTFUL CORPORATION ("BORROWER"), whose address is 1700 Westlake Avenue N., Suite 500, Seattle, Washington, 98109, provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1.   ACCOUNTING  AND  OTHER  TERMS

     Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation," in this or any Loan Document.

2.   LOAN  AND  TERMS  OF  PAYMENT

     2.1  PROMISE  TO  PAY.

     Borrower promises to pay Bank the unpaid principal amount of all Credit Extensions and interest on the unpaid principal amount of the Credit Extensions.

          2.1.1  REVOLVING  ADVANCES.

               (a) Bank will make Advances not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base minus (ii) the outstanding principal balance of the Advances minus (iii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (iv) all amounts for services utilized for Cash Management Services. Amounts borrowed under this Section may be repaid and reborrowed until the Business Day immediately preceding the Revolving Maturity Date.

               (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 12:00 p.m. Pacific time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as Exhibit B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to such reliance.

               (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately due and payable.

               (d) Bank's obligation to lend the undisbursed portion of the Obligations will terminate if, in Bank's reasonable discretion, there has been a material adverse change in the general affairs, management, results of operation, condition (financial or otherwise) or the prospect of repayment of the Obligations, or there has been any material adverse deviation by Borrower from the most recent business plan of Borrower presented to and accepted by Bank prior to the execution of this Agreement.

               (e) Subject to Sections 2.1.2 and 2.1.3, Borrower shall use the proceeds of the Committed Revolving Line to finance its working capital requirements.

          2.1.2  LETTERS  OF  CREDIT  SUBLIMIT.

               (a) Bank will issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of (A) the Committed Revolving Line or (B) the Borrowing Base minus (ii) the outstanding principal balance of the Advances minus (iii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) and minus (iv) all amounts for services utilized for Cash Management Services; however, the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), together with all amounts for services utilized for Cash Management Services, may not exceed $500,000. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date, but Borrower's reimbursement obligation will be secured by cash on terms acceptable to Bank at any time after the Revolving Maturity Date if such Revolving Maturity Date is not extended by Bank or if an Event of Default occurs and continues. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request.

               (b) Prior to or simultaneously with the opening of each Letter of Credit, Borrower shall pay to Bank Bank's customary fees in connection with the opening of a letter of credit (the "LETTER OF CREDIT FEES"). The Letter of Credit Fees shall be paid upon the opening of each Letter of Credit and upon each anniversary thereof, if required. In addition, Borrower shall pay to Bank, for its own account, any and all additional issuance, negotiation, processing, transfer or other fees to the extent and as and when required by the provisions of any application for Letters of Credit. All Letter of Credit Fees shall be part of the Obligations.

          2.1.3  CASH  MANAGEMENT  SERVICES  SUBLIMIT.

          Borrower may use up to $500,000, minus the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), for Bank's Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in various cash management services agreements related to such services (the "CASH MANAGEMENT SERVICES"). Such aggregate amounts utilized for Cash Management Services will at all times reduce the amount otherwise available to be borrowed under the Committed Revolving Line. Any amounts Bank pays on behalf of Borrower or any amounts that are not paid by Borrower for any Cash Management Services will be treated as Advances under the Committed Revolving Line and will accrue interest at the rate for Advances.

          2.1.4  EQUIPMENT  ADVANCES.

               (a) At any time from the date hereof through the Tranche A Availability End Date or Tranche B Availability End Date, as applicable, Bank agrees to make advances to Borrower in two tranches, Tranche A Equipment Advances and Tranche B Equipment Advances (each an "EQUIPMENT ADVANCE" and collectively, the "EQUIPMENT ADVANCES"). Borrower may request a Tranche A Equipment Advance at any time from the date hereof through and until the earlier to occur of (a) the Tranche A Availability End Date and

(b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). Borrower may request a Tranche B Equipment Advance at any time from the Tranche A Availability End Date through and until the earlier to occur of (a) the Tranche B Availability End Date and (b) the termination of Bank's obligation to advance money pursuant to Section 9.1(b). The aggregate outstanding amount of Tranche A Equipment Advances and Tranche B Equipment Advances shall not at any time exceed the Committed Equipment Line. The Equipment Advances may only be used to finance or refinance Eligible Equipment purchased on or after 90 days before the date of each Equipment Advance and may not exceed 100% of the corresponding invoice. Notwithstanding the foregoing, Borrower may use up to 25% of each Equipment Advance to finance transferable software licenses, leasehold improvements and soft costs relating to Eligible Equipment (including sales tax, shipping, warranty charges, freight and installation expenses).

               (b) Interest accrues from the date of each Equipment Advance at the rate specified in Section 2.3(a) and is payable monthly through the Equipment Maturity Date.

                    (i) TRANCHE A EQUIPMENT ADVANCES. Any Tranche A Equipment Advances that are outstanding on the Tranche A Availability End Date shall be due and payable in 42 equal monthly installments of principal plus interest, beginning on the first day of the month immediately following the Tranche A Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche A Equipment Advances shall be immediately due and payable.

                    (ii) TRANCHE B EQUIPMENT ADVANCES. Any Tranche B Equipment Advances that are outstanding on the Tranche B Availability End Date shall be due and payable in 36 equal monthly installments of principal plus interest, beginning on the first day of the month immediately following the Tranche B Availability End Date, and continuing on the first day of each month thereafter through the Equipment Maturity Date, at which time all amounts due in connection with Tranche B Equipment Advances shall be immediately due and payable.

               (c)  Equipment  Advances  when  repaid  may  not  be  reborrowed.

               (d) To obtain an Equipment Advance, Borrower must notify Bank (the notice is irrevocable) by facsimile no later than 12:00 p.m. Pacific time 1 Business Day before the day on which the Equipment Advance is to be made, unless otherwise agreed to by Bank. The notice in the form of Exhibit B (Payment/Advance Form) must be signed by a Responsible Officer or designee and include a copy of the invoice for the Equipment being financed.

     2.2  OVERADVANCES.

     If at any time Borrower's Obligations under Section 2.1.1, 2.1.2 and 2.1.3 exceed the lesser of either (a) the Committed Revolving Line or (b) the Borrowing Base, Borrower must immediately pay Bank the excess.

     2.3  INTEREST  RATE,  PAYMENTS.

               (a) INTEREST RATE. Credit Extensions accrue interest on the outstanding principal balance at a per annum rate of 1 percentage point above the Prime Rate. After an Event of Default, Obligations accrue interest at 5 percent above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360 day year for the actual number of days elapsed.

               (b) PAYMENTS. Interest due on the Advances and the Equipment Advances is payable on the 1st of each month. Bank may debit any of Borrower's deposit accounts including Account Number 330 028 9204 for principal and interest payments owing or any amounts Borrower owes Bank. Bank will promptly notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Pacific time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

     2.4  FEES.

          Borrower  will  pay:

               (a)  COMMITTED  REVOLVING  LINE  COMMITMENT  FEES.

                    (i) A fully-earned, non-refundable fee in the amount of $8,750 on or before the Closing Date, and a fully-earned, non-refundable fee in the amount of $8,750 on or before each yearly anniversary of the Closing Date, if extended.

                    (ii) A fee equal to the product of the average daily undrawn portion of the Committed Revolving Line multiplied by 0.25% per annum (a) quarterly, in arrears, on the first day of every January, April, July and October, beginning with July 1, 2002, until the termination of the Committed Revolving Line, and (b) on the day on which the Committed Revolving Line is paid in full and Bank's commitment to make further Advances has expired or terminated. Computations of such fee shall be based on a 360-day year for the actual number of days elapsed.

               (b) COMMITTED EQUIPMENT LINE COMMITMENT FEES. A fully-earned, non-refundable fee in the amount of $3,750 on or before the Closing Date.

               (c) BANK EXPENSES. All Bank Expenses (including reasonable attorneys' fees and reasonable expenses) incurred through and after the date of this Agreement, are payable when due.

3.   CONDITIONS  OF  LOANS

     3.1  CONDITIONS  PRECEDENT  TO  INITIAL  CREDIT  EXTENSION.

     Bank's obligation to make the initial Credit Extension is subject to the following conditions precedent:

               (a)  it  receive  the agreements, documents and fees it requires;
and

               (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on the date of such Credit Extension that the representations and warranties of Section 5 remain true.

     3.2  CONDITIONS  PRECEDENT  TO  ALL  CREDIT  EXTENSIONS.

     Bank's obligation to make each subsequent Credit Extension is subject to the following:

               (a)  timely  receipt  of  any  Payment/Advance  Form;

               (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Credit Extension and no Event of Default may have occurred and be continuing, or result from the Credit Extension. Each Credit Extension is Borrower's representation and warranty on the date of such Credit Extension that the representations and warranties of Section 5 remain true;

               (c) receipt by Bank of proof, in form and substance satisfactory to Bank, that all UCC-1 financing statements naming MathSoft, Inc. as the debtor have been terminated;

               (d) receipt by Bank of proof, in form and substance satisfactory to Bank, that all Liens against Borrower's Intellectual Property have been reconveyed or terminated; and

               (e) receipt by Bank of fully-executed landlord waivers, in form and substance satisfactory to Bank, with respect to each existing lease, warehouse agreement or similar agreement between Borrower and any lessor of the same.

4.   CREATION  OF  SECURITY  INTEREST

     4.1  GRANT  OF  SECURITY  INTEREST.

     Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as

Collateral. If this Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5.   REPRESENTATIONS  AND  WARRANTIES

     Borrower  represents  and  warrants  as  follows:

     5.1  DUE  ORGANIZATION  AND  AUTHORIZATION.

     Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. Borrower has not changed its state of formation or its organizational structure or type or any organizational number assigned by its jurisdiction of formation.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could reasonably be expected to cause a Material Adverse Change.

     5.2  COLLATERAL.

     Borrower has good title to the Collateral and its Intellectual Property, free of Liens except Permitted Liens. Borrower has no other deposit accounts, other than the deposit accounts described on the Schedule. The Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. The Collateral is not in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such collateral for the benefit of Bank. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive and exclusive licenses granted to its customers in the ordinary course of business. Each issued Patent owned by Borrower is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party, except to the extent such claim could not reasonably be expected to cause a Material Adverse Change. Borrower shall not change the location of any Collateral.

     5.3  LITIGATION.

     Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers, threatened by or against Borrower or any

Subsidiary in which a likely adverse decision could reasonably be expected to cause a Material Adverse Change.

     5.4  NO  MATERIAL  ADVERSE  CHANGE  IN  FINANCIAL  STATEMENTS.

     All consolidated financial statements for Borrower, and any Subsidiary, delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

     5.5  SOLVENCY.

     The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.


     5.6  REGULATORY  COMPLIANCE.

     Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied in all material respects with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could reasonably be expected to cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

     5.7  SUBSIDIARIES.

     Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments.

     5.8  FULL  DISCLOSURE.

     No written representation, warranty or other statement of Borrower in any certificate or written statement given to Bank (taken together with all such written certificates and written statements to Bank) contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading (it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not viewed as facts and that actual results during the period or periods covered by such projections and forecasts may differ from the projected and forecasted results).

6.   AFFIRMATIVE  COVENANTS

     Borrower will do all of the following for so long as Bank has an obligation to lend, or there are outstanding Obligations:

     6.1  GOVERNMENT  COMPLIANCE.

     Borrower will maintain its and all Subsidiaries' legal existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify would reasonably be expected to cause a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change.

     6.2  FINANCIAL  STATEMENTS,  REPORTS,  CERTIFICATES.

               (a) Borrower will deliver to Bank: (i) as soon as available, but no later than 20 days after the last day of each month, a company prepared consolidated balance sheet and income statement (with projections to the current quarter's end) covering Borrower's consolidated operations during the period certified by a Responsible Officer and in a form acceptable to Bank; (ii) as soon as available, but no later than 90 days after the last day of Borrower's fiscal year, audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm reasonably acceptable to Bank; (iii) as soon as available, but in any event within 10 days after filing, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission, and copies of all statements, reports and notices sent or made available generally by Borrower to its shareholders, together with a Compliance Certificate; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of $100,000 or more; (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests; and (vi) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark, or knowledge of an event that materially adversely affects the value of the Intellectual Property.

               (b) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, with aged listings (by invoice date) of accounts receivable and accounts payable.

               (c) 20 days after the last day of each month, Borrower will deliver to Bank a Compliance Certificate with the monthly financial statements.

               (d) Borrower will allow Bank to audit Borrower's Collateral at Borrower's expense. Such audits will be conducted no more often than every 6 months unless an Event of Default has occurred and is continuing.

     6.3  INVENTORY;  RETURNS.

     Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at execution of this Agreement. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims, that involve more than $100,000.

     6.4  TAXES.

     Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments (other than taxes and assessments which Borrower is contesting in good faith, with adequate reserves maintained in accordance with GAAP) and will deliver to Bank, on demand, appropriate certificates attesting to the payment.


     6.5     INSURANCE.

     Borrower will keep its business and the Collateral insured for risks and in amounts standard for Borrower's industry, and as Bank may reasonably request. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank in Bank's reasonable discretion. All property policies will have a lender's loss payable endorsement showing Bank as an additional loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least 20 days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

     6.6  PRIMARY  ACCOUNTS.

     Borrower will maintain its primary depository, operating and investment accounts with Bank.

     6.7  FINANCIAL  COVENANTS.

          (a) NET LOSS. Borrower's Net Loss shall not exceed $1,000,000 measured as of the last day of each quarter.

          (b) MAXIMUM UNFUNDED CAPITAL EXPENDITURES. Borrower's Unfunded Capital Expenditures shall not exceed $3,000,000 in any calendar year.

     6.8  REGISTRATION  OF  INTELLECTUAL  PROPERTY  RIGHTS.

     Borrower will, in the exercise of its best business judgment, register with the United States Patent and Trademark Office or the United States Copyright Office its Intellectual Property and additional Intellectual Property rights developed or acquired including revisions or additions with any product before the sale or licensing of the product to any third party.

     Borrower will (i) protect, defend and maintain the validity and enforceability of the Intellectual Property and promptly advise Bank in writing of material infringements and (ii) not allow any Intellectual Property material to Borrower's business to be abandoned, forfeited or dedicated to the public without Bank's written consent.

     6.9     FURTHER  ASSURANCES.

     Borrower will execute any further instruments and take further action as Bank reasonably requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement, including fully-executed landlord waivers with respect to any new lease, warehouse agreement or similar agreement between Borrower and any lessor of the same.

7.     NEGATIVE  COVENANTS

     Borrower will not do any of the following without Bank's prior written consent, which will not be unreasonably withheld, for so long as Bank has an obligation to lend or there are any outstanding Obligations:

     7.1     DISPOSITIONS.

     Convey, sell, lease, transfer or otherwise dispose of (collectively "TRANSFER"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, except for Transfers (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

     7.2     CHANGES  IN  BUSINESS,  CONTROL  OR  BUSINESS  LOCATIONS.

     Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or its Subsidiaries or reasonably related thereto. Borrower will not have a Change in Control unless all of the Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions hereunder is terminated prior to, or simultaneously with, such Change in Control. Borrower will not, without at least 30 days prior written notice to Bank, change its state of formation, relocate its chief executive office or add any new offices or business locations.

     7.3     MERGERS,  ACQUISITIONS,  OR  REINCORPORATIONS.

     Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, except where (i) no Event of Default has occurred and is continuing or would result from such action during the term of this Agreement and (ii) such transaction would not result in a decrease of more than 25% of Tangible Net Worth. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

     7.4     INDEBTEDNESS.

     Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5     ENCUMBRANCE.

     Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to the first priority security interest granted here, subject to Permitted Liens.

     7.6     DISTRIBUTIONS;  INVESTMENTS.

     Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so. Pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

     7.7     TRANSACTIONS  WITH  AFFILIATES.

     Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

     7.8     SUBORDINATED  DEBT.

     Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt without Bank's prior written consent.

     7.9     COMPLIANCE.

     Become an "investment company" or a company controlled by an "investment company," under the Investment Company Act of 1940 or undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Credit Extension for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could reasonably be expected to have a material adverse effect on Borrower's business or operations or would reasonably be expected to cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.     EVENTS  OF  DEFAULT

     Any  one  of  the  following  is  an  Event  of  Default:

     8.1     PAYMENT  DEFAULT.

     If Borrower fails to pay any of the Obligations within 3 days after their due date. During this additional 3-day period the failure to cure the default is not an Event of Default (but no Credit Extension will be made during this 3-day cure period);

     8.2     COVENANT  DEFAULT.

     If Borrower does not perform any obligation in Section 6 or violates any covenant in Section 7; or

     If Borrower does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within 10 days after it occurs, or if the default cannot be cured within 10 days or cannot be cured after Borrower's attempts within 10 day period, and the default may be cured within a reasonable time, then Borrower has an additional period (of not more than 30 days) to attempt to cure the default. During the additional time, the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

     8.3     MATERIAL  ADVERSE  CHANGE.

     If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or
(iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

     8.4     ATTACHMENT.

     If any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in 10 days, or if Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business or if a judgment or other claim becomes a Lien on a material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within 10 days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Credit Extensions will be made during the cure period);

     8.5     INSOLVENCY.

     If Borrower becomes insolvent or if Borrower begins an Insolvency Proceeding or an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within 30 days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

     8.6     OTHER  AGREEMENTS.

     If there is a default in any agreement between Borrower and a third party that gives the third party the right to accelerate any Indebtedness exceeding $100,000 or that could cause a Material Adverse Change;

     8.7     JUDGMENTS.

     If a money judgment(s) in the aggregate of at least $50,000 is rendered against Borrower and is unsatisfied and unstayed for 10 days (but no Credit
Extensions  will  be  made  before  the  judgment  is  stayed  or  satisfied)  ;

     8.8     MISREPRESENTATIONS.

     If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any writing delivered to Bank or to induce Bank to enter this Agreement or any Loan Document; or

     8.9     GUARANTY.

     Any guaranty of any Obligations ceases for any reason to be in full force or any Guarantor does not perform any obligation under any guaranty of the Obligations, or any material misrepresentation or material misstatement exists now or later in any warranty or representation in any guaranty of the Obligations or in any certificate delivered to Bank in connection with the guaranty, or any circumstance described in Sections 8.4, 8.5 or 8.7 occurs to any Guarantor.

9.     BANK'S  RIGHTS  AND  REMEDIES

     9.1     RIGHTS  AND  REMEDIES.

     When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

               (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

               (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

               (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

               (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requires and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

               (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

               (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

               (g)     Dispose  of  the  Collateral  according  to  the  Code.

     9.2     POWER  OF  ATTORNEY.

     Effective only when an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and
(v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

     9.3     ACCOUNTS  COLLECTION.

     When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

     9.4     BANK  EXPENSES.

     If Borrower fails to pay any amount or furnish any required proof of payment to third persons, Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

     9.5     BANK'S  LIABILITY  FOR  COLLATERAL.

     If Bank complies with reasonable banking practices and the Code, it is not liable for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

     9.6     REMEDIES  CUMULATIVE.

     Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

     9.7     DEMAND  WAIVER.

     Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees held by Bank on which Borrower is liable.

10.  NOTICES

     All notices or demands by any party about this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by facsimile to the addresses set forth at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11.  CHOICE  OF  LAW,  VENUE  AND  JURY  TRIAL  WAIVER

     Washington law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in King County, Washington; provided, however, that if for any reason Bank cannot avail itself of the courts in the State of Washington, Borrower and Bank each submit to the jurisdiction of the State and Federal courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS

AGREEMENT.  EACH  PARTY  HAS  REVIEWED  THIS  WAIVER  WITH  ITS  COUNSEL.

12.  GENERAL  PROVISIONS

     12.1     SUCCESSORS  AND  ASSIGNS.

     This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement.

     12.2     INDEMNIFICATION.

     Borrower will indemnify, defend and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

     12.3     TIME  OF  ESSENCE.

     Time is of the essence for the performance of all obligations in this Agreement.


     12.4     SEVERABILITY  OF  PROVISION.

     Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

     12.5     AMENDMENTS  IN  WRITING,  INTEGRATION.

     All amendments to this Agreement must be in writing and signed by Borrower and Bank. This Agreement represents the entire agreement about this subject matter, and supersedes prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement merge into this Agreement and the Loan Documents.

     12.6     COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, constitute one Agreement.

     12.7     SURVIVAL.

     All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

     12.8     CONFIDENTIALITY.

     In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower, (ii) to prospective transferees or purchasers of any interest in the loans (provided, however, Bank shall use commercially reasonable efforts in obtaining such prospective transferee or purchasers agreement of the terms of this provision), (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit and (v) as Bank considers appropriate exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     12.9     ATTORNEYS'  FEES,  COSTS  AND  EXPENSES.

     In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other reasonable costs and expenses incurred, in addition to any other relief to which it may be entitled.

     12.10 ORAL AGREEMENTS UNENFORCABLE. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

13.     DEFINITIONS

     13.1     DEFINITIONS.

     In  this  Agreement:

     "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

     "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "BANK EXPENSES" are all audit fees and expenses and reasonable costs and expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "BORROWING BASE" is 75% of Eligible Accounts as determined by Bank from Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower the percentage of the Borrowing Base after performing an audit of Borrower's Collateral.

     "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "CASH  MANAGEMENT  SERVICES"  are  defined  in  Section  2.1.3.

     "CHANGE IN CONTROL" shall mean a transaction in which any "PERSON" or "GROUP" (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the "BENEFICIAL OWNER" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of stock then outstanding of Borrower ordinarily entitled to vote in the election of directors, empowering such "PERSON" or "GROUP" to elect a majority of the board of directors of Borrower, who did not have such power before such transaction.

     "CLOSING  DATE"  is  the  date  of  this  Agreement.

     "CODE"  is  the  Uniform  Commercial  Code,  as  applicable.

     "COLLATERAL"  is  the  property  described  on  Exhibit  A.

     "COMMITTED  EQUIPMENT  LINE"  is  a  Credit  Extension of up to $1,500,000.

     "COMMITTED  REVOLVING  LINE"  is  an  Advance  of  up  to  $3,500,000.

     "COMPLIANCE CERTIFICATE" is a Compliance Certificate signed by a Responsible Officer in substantially the same form of Exhibit D attached hereto.

     "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "CONTINGENT OBLIGATION" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "CREDIT EXTENSION" is each Advance, Equipment Advance, Letter of Credit or any other extension of credit by Bank for Borrower's benefit.

     "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5; but Bank may change eligibility standards by giving Borrower notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

               (a) Accounts that the account debtor has not paid within 90 days of invoice date;

               (b) Accounts for an account debtor, 50% or more of whose Accounts have not been paid within 90 days of invoice date;

               (c)     Credit  balances  over  90  days  from  invoice  date;

               (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed 25% of all Accounts, for the amounts that exceed that percentage, unless the Bank approves in writing;

               (e) Accounts for which (i) the account debtor does not have its principal place of business in the United States, (ii) the account debtor is not located in the United States or (iii) collections are made outside of the United States;

               (f) Accounts for which the account debtor is a federal government entity or any department, agency, or instrumentality thereof; provided, that Borrower may include such federal Accounts in an amount not to exceed 20% of the amount outstanding under the Committed Revolving Line;

               (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

               (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

               (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

               (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) Accounts for which Bank reasonably determines collection to be doubtful.

     "ELIGIBLE EQUIPMENT" is new and used furniture and equipment, including computer, office, lab and test equipment, in which Bank has a first priority perfected security interest (subject only to Permitted Liens).

     "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "EQUIPMENT  MATURITY  DATE"  is  March  28,  2006.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP"  is  generally  accepted  accounting  principles.

     "GUARANTOR"  is  any  present  or  future  guarantor  of  the  Obligations.

     "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "INSOLVENCY PROCEEDINGS" are proceedings by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "INTELLECTUAL  PROPERTY"  is:

               (a) Copyrights, Trademarks, Patents, and Mask Works including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

               (b) Any trade secrets and any intellectual property rights in computer software and computer software products now or later existing, created, acquired or held;

               (c) All design rights which may be available to Borrower now or later created, acquired or held;

               (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above.

     "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "LETTER  OF  CREDIT"  is  defined  in  Section  2.1.2.

     "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "LOAN DOCUMENTS" are, collectively, this Agreement, the Negative Pledge Agreement, any note, or notes or guaranties executed by Borrower or Guarantor, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "MASK WORKS" are all mask works or similar rights available for the protection of semiconductor chips, now owned or later acquired.

     "MATERIAL  ADVERSE  CHANGE"  is  described  in  Section  8.3.

     "NET  LOSS"  shall  have  the  same  definition  as  used  under  GAAP.

     "OBLIGATIONS" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including cash management services, letters of credit and foreign exchange contracts, if any and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "PERMITTED  INDEBTEDNESS"  is:

               (e) Borrower's indebtedness to Bank under this Agreement or any other Loan Document;

               (f) Indebtedness existing on the Closing Date and shown on the Schedule;

               (g)     Subordinated  Debt;

               (h) Indebtedness to trade creditors incurred in the ordinary course of business; and

               (i)     Indebtedness  secured  by  Permitted  Liens.

     "PERMITTED  INVESTMENTS"  are:

               (j) Investments shown on the Schedule and existing on the Closing Date; and

               (k)     (i)      marketable  direct  obligations  issued  or
unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than 1 year after issue.

     "PERMITTED  LIENS"  are:

               (l) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

               (m) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

               (n) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

               (o) Licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a licensor or under any license or sublicense, if the licenses and sublicenses permit granting Bank a security interest;

               (p) Leases or subleases granted in the ordinary course of Borrower's business, including in connection with Borrower's leased premises or leased property;

               (q) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

     "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company association, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

     "REVOLVING  MATURITY  DATE"  is  March  28,  2003.

     "SCHEDULE"  is  any  attached  schedule  of  exceptions.

     "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

     "SUBSIDIARY" is for any Person, or any other business entity of which more than 50% of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "TANGIBLE NET WORTH" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities.

     "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

     "TRADEMARKS" are trademark and servicemark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Assignor connected with the trademarks.

     "TRANCHE A EQUIPMENT ADVANCE" or "TRANCHE A EQUIPMENT ADVANCES" is a loan advance (or advances) under the Committed Equipment Line in an amount not to exceed the Committed Equipment Line.

     "TRANCHE B EQUIPMENT ADVANCE" or "TRANCHE B EQUIPMENT ADVANCES" is a loan advance (or advances) under the Committed Equipment Line in an amount not to exceed the lesser of (a) the amount available under the Committed Equipment Line and (b) $750,000.

     "TRANCHE  A  AVAILABILITY  END  DATE"  means  September  28,  2002.

     "TRANCHE  B  AVAILABILITY  END  DATE"  means  March  28,  2003.

     "UNFUNDED CAPITAL EXPENDITURES" are purchases of fixed assets, long-term investments, intangibles and acquisitions not funded by long-term debt.

BORROWER:

INSIGHTFUL  CORPORATION



By:    /S/  Sarwat  H.  Ramadan
   -----------------------------

Title: Vice  President  and  CFO
      -------------------------



BANK:

SILICON  VALLEY  BANK



By:    /S/  Geir  B.  Hansen
   -----------------------------

Title   Senior  Vice  President
      -------------------------

                                    EXHIBIT A

     The Collateral consists of all of Borrower's right, title and interest in and to the following, whether now owned or hereafter existing:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, payment intangibles, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, leases, contracts, licenses, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, software, computer discs, computer tapes, literature, reports, catalogs, design rights, tax and other types of refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising rights to payment of any kind, including accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, insurance (including refund) claims and proceeds, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents (including warehouse receipts), cash, cash equivalents, deposit accounts, securities, securities entitlements, securities accounts (including health care insurance receivables and credit card receivables), investment property, financial assets, letters of credit, letter of credit rights (whether or not evidenced by a writing), certificates of deposit, instruments, chattel paper and electronic chattel paper rights now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing;

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof; and

     All investment property, whether held directly or as a security entitlement, securities account, commodity contract or a commodity account, maintained with any securities intermediary or commodity intermediary.

     Notwithstanding the foregoing, the Collateral shall not be deemed to include any copyrights, copyright applications, copyright registration and like protection in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; any patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, trademarks, service marks and applications therefor, whether registered or not, and the goodwill of the business of Borrower connected with and symbolized by such trademarks and service marks, any trade secret rights, including any rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; or any claims for damage by way of any past, present and future infringement of any of the foregoing (collectively, the "Intellectual Property"), except that the Collateral shall include the proceeds of all the Intellectual Property, including proceeds from the sale, licensing or other disposition of the Intellectual Property, and proceeds that are accounts, (i.e. accounts receivable) of Borrower, or general intangibles consisting of rights to payment, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in such proceeds, including accounts and general intangibles of Borrower that are proceeds of the Intellectual Property, then the Collateral shall automatically, and effective as of the Closing Date, include the Intellectual Property to the extent necessary to permit perfection of Bank's security interest in such accounts and general intangibles of Borrower that are proceeds of the Intellectual Property.

     Borrower and Bank are parties to that certain Negative Pledge Agreement, whereby Borrower, in connection with Bank's loan or loans to Borrower, has agreed, among other things, not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or otherwise encumber (except for licenses granted in Borrower's ordinary course of business) any of its Intellectual Property without Bank's prior written consent.

                                    EXHIBIT B
LOAN  PAYMENT/ADVANCE  REQUEST  FORM
DEADLINE  FOR  SAME  DAY  PROCESSING  IS  12:00  PACIFIC  TIME.

FAX  TO:                                                      Date:_____________

[ ] Loan  Payment:

                        INSIGHTFUL CORPORATION (Borrower)

  From  Account # _________________________  To  Account  # ____________________
                     (Deposit  Account #)                      Loan Account #)
  Principal $ ______________________________ and/or Interest $ _________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

AUTHORIZED SIGNATURE: ____________________         Phone Number: _______________

[ ] LOAN  ADVANCE:

COMPLETE OUTGOING WIRE REQUEST SECTION BELOW IF ALL OR A PORTION OF THE FUNDS FROM THIS LOAN ADVANCE ARE FOR AN OUTGOING WIRE.

  From  Account # _________________________  To  Account  # ____________________
                      (Loan Account #)                       (Deposit Account #)

Amount of Advance $ _____________________

All Borrower's representation and warranties in the Loan and Security Agreement are true, correct and complete in all material respects to on the date of the telephone transfer request for and advance, but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of the date:

AUTHORIZED SIGNATURE: ____________________         Phone Number: _______________

OUTGOING  WIRE  REQUEST

COMPLETE ONLY IF ALL OR A PORTION OF FUNDS FROM THE LOAN ADVANCE ABOVE ARE TO BE WIRED.
Deadline for same day processing is 12:00pm, PACIFIC TIME.
Beneficiary Name: _____________________    Amount of Wire: $ ________________
Beneficiary  Bank: ____________________    Account  Number: _________________
City  and  State: _____________________
Beneficiary Bank Transit (ABA) #: __ __ __ __ __ __ __ ---__ Beneficiary Bank Code (Swift, Sort, Chip, etc.):_____

                                            (FOR INTERNATIONAL WIRE ONLY)
Intermediary Bank: _______________________  Transit (ABA) #: ___________________
For Further Credit to: ___________________
Special  Instruction: ____________________

By signing below, I (we) acknowledge and agree that my (our) funds transfer request shall be processed in accordance with and subject to the terms and conditions set forth in the agreements(s) covering funds transfer service(s), which agreements(s) were previously received and executed by me (us).

Authorized Signature: _______________ 2nd Signature (If Required): ____________ Print Name/Title: ___________________ Print Name/Title: ______________________
Telephone # __________________________ Telephone # _____________________________

                                    EXHIBIT C

                           BORROWING BASE CERTIFICATE
Borrower:     Insightful  Corporation      Bank:     Silicon  Valley  Bank
                                                     701 Pike Street, Suite 1625
                                                     Seattle, WA 98101

Commitment Amount:     $3,500,000

ACCOUNTS  RECEIVABLE
1.            Accounts Receivable Book Value as of _____             $_________
2.            Additions (please explain on reverse)                  $_________
3.            TOTAL ACCOUNTS RECEIVABLE                              $_________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
4.            Amounts over 90 days due                       $_____
5.            Balance of 50% over 90 day accounts            $_____
6.            Credit balances over 90 days                   $_____
7.            Concentration Limits                           $_____
8.            Foreign Accounts                               $_____
9.            Governmental Accounts (other than accounts     $_____
              permitted under the Loan Agreement)
10.           Contra Accounts                                $_____
11.           Promotion or Demo Accounts                     $_____
12.           Intercompany/Employee Accounts                 $_____
13.           Other (please explain on reverse)              $_____
14.           TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                   $_________
15.           Eligible Accounts (#3 minus #14)                       $_________
16.           LOAN VALUE OF ACCOUNTS (75% of #15)                    $_________

BALANCES
17.           Maximum Loan Amount                            $_____
18.           Total Funds Available [Lesser of #17 or #16]           $_________
19.           Present balance owing on Line of Credit        $_____
20.           Outstanding under Sublimits (Cash Mgmnt or     $_____
              LC)
21.           RESERVE POSITION (#18 minus #19 and #20)               $_________


The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.


                                                             BANK  USE  ONLY
                                                             ----  ---  ----

COMMENTS:                                              Rec'd By: _______________
                                                                  Auth. Signer
INSIGHTFUL  CORPORATION                                Date: ___________________
                                                       Verified: _______________
By: ____________________________                                  Auth. Signer
         Authorized Signer                             Date: ___________________
                                                       _________________________

                                    EXHIBIT D
                             COMPLIANCE CERTIFICATE

TO:   SILICON  VALLEY  BANK
      701  PIKE  STREET,  SUITE  1625
      SEATTLE,  WA  98101

FROM:     INSIGHTFUL  CORPORATION

     The undersigned authorized officer of INSIGHTFUL CORPORATION ("Borrower") certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

PLEASE  INDICATE  COMPLIANCE  STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

REPORTING COVENANT                              REQUIRED              COMPLIES
----------------------------------  --------------------------------  --------

Monthly financial statements + CC   Monthly within 20 days            Yes   No
Annual (Audited)                    FYE within 90 days                Yes   No
Forms 10-K and 10-Q and             10 days after delivery to SEC or  Yes   No
shareholder notices                 shareholders
A/R & A/P Agings                    Monthly within 20 days            Yes   No
Borrowing Base Certificate          Monthly within 20 days            Yes   No


FINANCIAL COVENANT                 REQUIRED        ACTUAL      COMPLIES
------------------------------  --------------  -------------  --------

MAINTAIN ON A QUARTERLY BASIS:
Net Loss                        Not to exceed   $____________  Yes   No
                                $    1,000,000
MAINTAIN ON A YEARLY BASIS:
Unfunded Cap Ex                 Not to exceed   $____________  Yes   No
                                $    3,000,000

Have there been updates to Borrower's intellectual property, if appropriate?
                                                                          Yes/No

COMMENTS  REGARDING  EXCEPTIONS:  See  Attached.

Sincerely,                                                   BANK  USE  ONLY
                                                             ----  ---  ----
------------------------------                         Rec'd By: _______________
INSIGHTFUL  CORPORATION                                           Auth. Signer
                                                       Date: ___________________
------------------------------                         Verified: _______________
Signature                                                         Auth. Signer
                                                       Date: ___________________
------------------------------                         Compliance Status Yes  No
Title


                                        2.

                                  EXHIBIT 10.3

                            NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is entered into as of March 29, 2002 (this "Agreement"), by and between Insightful Corporation ("Borrower") and Silicon Valley Bank ("Bank").

     In connection with the Loan and Security Agreement dated as of the date hereof between Borrower and Bank (the "Loan Agreement") and the documents related thereto, Borrower hereby agrees as follows (all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement):

     1. Except as expressly permitted under the Loan Agreement, and except for the security interests granted under the Loan Agreement in favor of Bank, Borrower shall not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property, including, without limitation, the following:

     (a) Any and all copyright rights, copyright applications, copyright registrations and like protection in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held (collectively, the "Copyrights");

     (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

     (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

     (d) All patents, patent applications and like protections, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including, without limitation, the patents and patent applications (collectively, the "Patents");

     (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks (collectively, the "Trademarks");

     (f) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

     (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks and all license fees and royalties arising from such use to the extent permitted by such license or rights;

     (h) All amendments, extensions, renewals and extensions of any of the Copyrights, Patents or Trademarks; and

     (i) All proceeds and products of the foregoing, including, without limitation, all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     Notwithstanding the foregoing, Borrower shall have the right to grant exclusive and non-exclusive licenses of its Intellectual Property in the ordinary course of its business.

     2. Until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make any Credit Extensions under the Loan Agreement, Borrower shall not, and shall not permit any Subsidiary to (i) agree with another Person not to pledge, mortgage or otherwise encumber or subject, or (ii) agree with another Person not to permit to exist upon or be subjected to, any lien, security interest or charge upon, Borrower's Intellectual Property.

     3. In the event Borrower creates a Lien in favor of any Person in violation of Section 1 hereof, then, without further act or instrument, Bank shall be deemed to have received a security interest in Borrower's Intellectual Property.

     4. It shall be an Event of Default under the Loan Agreement if there is a breach of any term of this Agreement.

     5. Borrower hereby authorizes Bank to file a UCC-1 Financing Statement for the purpose of reflecting the negative pledge granted hereunder.


SILICON VALLEY BANK                       INSIGHTFUL CORPORATION

By: /S/ Geir B. Hansen                    By:  /S/  Sarwat H. Ramadan
   -----------------------------               ------------------------------
Printed Name: Geir B. Hansen              Printed Name: Sarwat H. Ramadan
              ------------------                        ---------------------
Title: Senior  Vice President             Title:  Vice President and CFO
      --------------------------                  ---------------------------


                                        2.